EV MARATHON KENTUCKY MUNICIPALS FUND
                       EV MARATHON OREGON MUNICIPALS FUND
                      EV MARATHON VIRGINIA MUNICIPALS FUND
                     EV TRADITIONAL KENTUCKY MUNICIPALS FUND
                     EV TRADITIONAL OREGON MUNICIPALS FUND
                     EV TRADITIONAL VIRGINIA MUNICIPALS FUND

                           Supplement to Prospectuses
                              dated January 1, 1996


1. Under the section entitled "Management of the Funds and the Portfolios", the following paragraph replaces the existing paragraph identifying the portfolio manager of the Kentucky Municipals Portfolio:

      Nicole Anderes is the portfolio manager of the Kentucky Portfolio. She joined Eaton Vance and BMR as a Vice President in January 1994. Prior to joining Eaton Vance, she was a Vice President and portfolio manager at Lazard Freres Asset Management (1992-1994) and a Vice President and Manager -- Municipal Research at Roosevelt & Cross (1987-1992).

2. Thomas M. Metzold is portfolio manager of the Oregon Municipals Portfolio. He has been a Vice President of Eaton Vance since 1991 and of BMR since 1992, and an employee of Eaton Vance since 1987.

3. Timothy T. Browse is portfolio manager of the Virginia Municipals Portfolio. For information concerning Mr. Browse's qualifications, see "Management of the Funds and the Porfolios" in the Prospectus.



November 1, 1996                                                       MUNISUPP